Filed pursuant to Rule 497(e)
File Nos. 333-119022 and 811-21634

ACCESS ONE TRUST

Supplement dated May 26, 2009

to the Prospectus dated February 28, 2009 (the “Prospectus”)

Effective immediately, the Prospectus is hereby supplemented as follows:

On page 14, under the heading “General Information – Calculating Share Prices” in the Prospectus, the fifth paragraph is hereby deleted and replaced in its entirety by the following:

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2009, SIFMA has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, May 22, 2009; Friday, November 27, 2009; Thursday, December 24, 2009; and Thursday, December 31, 2009. SIFMA may announce changes to this schedule or other early close dates from time to time. A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

Please retain this supplement for future reference.